UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2023

LVPAI GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	033-20966	76-0251547
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 West Liberty Street Suite 880 Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 768-8417

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	LVPA	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous Independent Accountants

On April 24, 2023, our Board of Directors dismissed BF Borgers CPA PC of Washington, Lakewood (“BF Borgers”) as our independent registered public accounting firm. The dismissal was approved by our Board of Directors. The dismissal was not due to any disagreements with BF Borgers regarding any matter of accounting principles or practices, financial statement disclosures, audit scope, or audit procedure. The Reports of BF Borgers for the years ended January 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that all such reports contained statements indicating there is substantial doubt about our ability to continue as a going concern. For the past two fiscal years and subsequent interim periods though the date of resignation, there have been no disagreements with the former accountants, BF Borgers, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BF Borgers, would have caused them to make reference thereto in their report on the financial statements. During the two most recent fiscal years and the interim period through the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. We have provided BF Borgers with a copy of the disclosure made in response to this Item 4.01 and have requested that BF Borgers provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, BF Borgers has provided the letter attached hereto as Exhibit 16.1.

New Independent Accountants

On April 24, 2023, our Board of Directors appointed Michael Gillespie &Associates, PLLC of Vancouver (“Michael”) as our independent registered public accounting firm, to audit our financial statements for the year ended January 31, 2023. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither we nor anyone on our behalf consulted Michael regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of our financial statements, nor has Michael provided to us with a written report or oral advice regarding such principles or audit opinion.

Item 9.01 Financial statements and Exhibits

Exhibit Number	Exhibit Description
16.1	Letter to SEC from BF Borgers
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 25, 2023

LVPAI GROUP LIMITED

By:	/s/ Chen Yuanhang
Name:	Chen Yuanhang
Title:	Chief Executive Officer, President and Secretary